Exhibit 77(q)(1)

Exhibits

(a)(1)           Articles of Amendment dated July 21, 2010 to the Articles of Incorporation of ING Strategic Allocation Portfolios, Inc. regarding the dissolution of Adviser Class shares –  Filed herein.